UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 8, 2006

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-31560	98-0355609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 8, 2006, we issued a press release to report our financial results for the fiscal quarter and year ended June 30, 2006. A copy of that press release was attached as Exhibit 99.1 to our Current Report on Form 8-K, filed with the United States Securities and Exchange Commission (SEC) on August 8, 2006. The information contained in that Current Report on Form 8-K and the attached press release was “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

In order to be able to incorporate a portion of that information in our filings made pursuant to the Securities Act of 1933, as amended, including our Registration Statements on Form S-3 (Registration Nos. 333-122149 and 333-134615), we are filing as Exhibit 99.1 hereto a portion of the information contained in the August 8, 2006 Current Report on Form 8-K and attached press release, as well as portions of the information contained in an investor conference call on our earnings results that we held on August 8, 2006. We are also filing as Exhibit 99.2 hereto the press release we issued on August 8, 2006 regarding our share repurchase program in order for it to be incorporated into our filings made pursuant to the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Announcement, dated August 8, 2006, of Seagate Technology

99.2	Seagate Technology announcement of $2.5 billion, 24-month stock repurchase program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY

Date: August 9, 2006	By:	/s/ WILLIAM L. HUDSON
	Name:	William L. Hudson
	Title:	Executive Vice President, General Counsel and Secretary